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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-67701


                       SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
                           DATED DECEMBER 20, 1999

   The second paragraph of the section entitled "Determination of Net Asset Value" in the Prospectus is hereby replaced by the following:

   Senior Loans that meet certain pricing criteria are valued based on quotations received from an independent pricing service. Senior Loans that do not meet these pricing parameters generally are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available. All other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

November 6, 2000